                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 2004


                                 LINK ENERGY LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-50195             76-0424520
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)



       2000 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 340,
                       HOUSTON, TEXAS                                77042
          (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (713) 781-1980



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


ITEM 7.01:        REGULATION FD DISCLOSURE

                  As previously announced, on April 1, 2004, Link Energy LLC ("Link") sold all of its crude oil marketing, pipeline and trucking transportation business, which constituted all of Link's remaining operations, to Plains All American Pipeline, LP ("Plains"). Upon the closing of the transaction, Link used the proceeds of the sale to repay long and short-term debt, which included its existing credit facilities, the majority of its 9% senior notes, and other indebtedness and accrued interest. As a result of the closing of the transaction, Link has no further operations and is in the process of winding up its affairs. Additional information concerning the sale transaction, the winding up process and the application of Link's remaining assets is included in Note 1 to the financial statements included herein. Effective April 1, 2004, Link adopted the liquidation basis of accounting in conjunction with the sale of substantially all of its assets to Plains.

                  Set forth below are the following unaudited financial statements (prepared on a liquidation basis of accounting as described in Note 2 to the financial statements):

                  (1)      Statement of Net Assets in Liquidation
                           (Unaudited) - June 30, 2004

                  (2) Statement of Changes in Net Assets in Liquidation (Unaudited) - For the three months ended June 30, 2004

                  (3)      Notes to Financial Statements (Unaudited)

Link's financial information for periods ending prior to April 1, 2004, which have been previously filed with the Securities and Exchange Commission, were prepared on a going concern basis, and are not comparable to the liquidation basis financial information included herein. As a result, Link has not included financial statements for prior periods.






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





                                 LINK ENERGY LLC
                          (A LIMITED LIABILITY COMPANY)
                     STATEMENT OF NET ASSETS IN LIQUIDATION
                                  JUNE 30, 2004
                                 (In Thousands)
                                   (Unaudited)



                                     ASSETS

Cash and cash equivalents .........................................      $14,750
Restricted cash ...................................................        2,006
Other .............................................................          804
                                                                         -------


Total Assets ......................................................       17,560
                                                                         =======

                                   LIABILITIES

Accrued liabilities ...............................................        3,559
Accrued liquidation costs .........................................        2,320
Payable to senior noteholders .....................................       11,681
                                                                         -------

Total Liabilities .................................................       17,560
                                                                         -------

Commitments and Contingencies (Note 3)

Net Assets in Liquidation .........................................      $    --
                                                                         =======



   The accompanying notes are an integral part of these financial statements.



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
                                 LINK ENERGY LLC
                          (A LIMITED LIABILITY COMPANY)
                STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION
                                 (In Thousands)
                                   (Unaudited)




Net assets at March 31, 2004 ...................................................     $(33,434)
April 1st transactions in connection with the sale of the crude business to
Plains

  Gain on sale of crude business ...............................................       29,603

  Settlement proceeds from Texas New Mexico Pipeline Company....................       16,667


  Write-off of discount/ premium related to various debt instruments repaid ....       (3,534)
                                                                                     --------
                                                                                        9,302

Settlement of escrow with Plains................................................        4,500

Adjustment from accrual to liquidation basis of accounting and liquidation
activities .....................................................................       (2,121)

Payable recorded to senior noteholders..........................................      (11,681)
                                                                                     --------

Net assets in liquidation at June 30, 2004 .....................................     $     --
                                                                                     ========

   The accompanying notes are an integral part of these financial statements.




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
                                 LINK ENERGY LLC
                          (A LIMITED LIABILITY COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       SALE OF CRUDE OIL BUSINESS - LIQUIDATION OF LINK ENERGY LLC

         Link Energy LLC ("Link") is a Delaware limited liability company and prior to the cessation of its business operations was primarily engaged in the crude oil marketing, pipeline and transportation business. As a result of selling substantially all of its assets as discussed below, Link has no further operations and in accordance with its Limited Liability Company Agreement, Link is required to liquidate and will wind down over a period of time. Funds from the sale of Link's assets are being used to wind down Link and make provisions for any remaining liabilities or claims. As discussed further in Note 2, the financial statements presented herein have been prepared using the liquidation basis of accounting.

         On April 1, 2004, Link sold all of its crude oil marketing, pipeline and trucking transportation business, which constituted all of Link's remaining operations, to Plains All American Pipeline, LP ("Plains"). As a part of such sale, Link agreed to settle all outstanding litigation with Texas New Mexico Pipe Line Company, a wholly owned subsidiary of Shell Pipeline Company. The $290 million proceeds from the transaction consisted of approximately $273 million in cash from Plains, plus assumption of certain obligations, and approximately $17 million in cash from Texas New Mexico Pipe Line Company. Under the terms of the purchase and sale agreement, an escrow of $10 million was established to provide for post-closing adjustments related to inventory and working capital. Link and Plains subsequently agreed to split the escrow amount whereby Link and Plains received $4.5 million and $5.5 million, respectively, of the remaining escrow balance.

         In conjunction with this transaction, the requisite holders of Link's 9% senior notes provided the necessary consents to amend the indenture effective as of the closing of the transaction, to remove substantially all of the covenants in the indenture and to provide that Plains would not be required to assume the senior notes as otherwise required by the indenture. The holders of approximately 86% of the outstanding senior notes sold their notes to Link for 100% of the principal and accrued interest at the closing of the transaction. Subsequently, substantially all the other holders of the senior notes resold their notes to Link on the same terms. As of November 1, 2004, Link only had $23,000 in senior notes outstanding. The senior noteholders that sold their notes to Link on these terms will also receive their proportionate share of up to $25 million from any funds that may remain after Link makes provision for its outstanding liabilities, obligations and contingencies. The residual payment is in exchange for the senior noteholders' amendment of the indenture that allowed waiver and modification of certain provisions of the notes, including their right to have Plains assume the notes, and approximates the premium on the notes reflected by the estimated market value if Plains had assumed the notes. As senior noteholders that have sold their notes to Link have the right to receive their proportionate share of up to $25 million of any remaining funds as previously discussed, Link has recorded a payable to senior noteholders, as discussed in Note 2. Based on management's current assessment of Link's remaining net assets, the senior noteholders will receive less than 50% of the full contractual residual payment and there will not be any liquidating or other distributions to the holders of Link's units.

         During the remainder of the winding up process, Link will use existing cash to meet its outstanding obligations. Link anticipates that the winding up process will be substantially completed by the end of 2004; however, no assurances can be made that Link can resolve all its outstanding obligations and contingencies by such date as resolution of the litigation discussed in Note 3 and contractual indemnities may continue into 2005.



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
                                 LINK ENERGY LLC
                          (A LIMITED LIABILITY COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)





2.       BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

         Link adopted the liquidation basis of accounting effective April 1, 2004, in conjunction with the sale of its crude oil business discussed in Note
1. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their anticipated settlement amount, including estimated costs associated with completing the liquidation. The valuations for other assets and liabilities under the liquidation basis of accounting are based on management's estimates. The financial information included herein has been prepared without external audit or review.

SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash Equivalents. We record as cash equivalents all highly liquid short-term investments having original maturities of three months or less.

Restricted Cash. Restricted cash represents cash which is not available for general corporate purposes. At June 30, 2004, restricted cash is comprised of amounts to be used for the settlement of certain obligations related to our natural gas liquids assets, which we sold to a subsidiary of Valero Energy Corporation ("Valero") in December 2003.

Accrued Liabilities. The following is a summary of accrued liabilities (in millions):

            Indemnifications ..................     $1.1(1)
            Accrued sales tax .................      1.8(2)
            Other .............................      0.7
                                                    ----
                     Total ....................     $3.6
                                                    ----


         (1) In connection with the sale of Link's remaining natural gas liquids assets to Valero, Link provided indemnifications to Valero for, among other things, (1) title defects for a period of two years up to a maximum amount of $2 million and (2) preclosing environmental liabilities with an indefinite term and no monetary limits. Link has a $1.1 million liability recorded at June 30, 2004 associated with these indemnification obligations.

         (2) In connection with the sale of Link's crude oil assets to Plains, Link paid sales taxes of $1.8 million to the State of Oklahoma on July 13, 2004.




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
                                 LINK ENERGY LLC
                          (A LIMITED LIABILITY COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)



Accrued Liquidation Costs. Under the liquidation basis of accounting, Link is required to estimate the remaining costs associated with executing the liquidation of the company. These amounts include administrative costs, professional fees for legal and tax advisors, insurance and other miscellaneous costs to wind down the company. These amounts can vary due to, among other things, the timing and amounts associated with discharging certain liabilities, resolution of contingencies and the timing of the final liquidation of the company. The following is a summary of the significant costs accrued at June 30, 2004 (in millions):


       Professional fees for legal and tax ..............     $1.3
       Fees for contract employees and directors ........      0.6
       Administrative and other costs ...................      0.4
                                                              ----
                Total accrued liquidations costs ........     $2.3
                                                              ----


Payable to Senior Noteholders. As discussed in Note 1, senior noteholders have the right to receive their proportionate share of up to $25 million of any remaining funds; therefore, management has recorded a liability to the senior noteholders for the estimated net remaining funds after making provision for all known liabilities or claims. The estimate of remaining funds as of June 30, 2004 is approximately $11.7 million.


3.       COMMITMENTS AND CONTINGENCIES


         Blackmore Partners, L.P. v. Link Energy, LLC, et al, Case No. 454-N in the Court of Chancery New Castle County, Delaware. Plaintiff claims that Link's agreement with holders of Link's 9% senior notes to pay to those holders their pro rata portion of any post-winding up funds of up to $25 million violates the fiduciary duties owed by Link's board to Link's unitholders. Plaintiff also alleges that the board failed to pursue a viable alternative transaction. Plaintiff seeks to represent a class of all unitholders. Plaintiff also seeks recission of the Plains transaction and an unspecified amount of damages against Link's directors. Link's motion to dismiss the lawsuit was denied by the court in November 2004. Based on management's current knowledge, Link believes the lawsuit's allegations are without merit. Link can provide no assurances, however, as to any outcome of this lawsuit.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          LINK ENERGY LLC
                                          (A Delaware Limited Liability Company)

Date: December 2, 2004


                                          By:        /s/ Thomas M. Matthews
                                             ----------------------------------
                                                 Thomas M. Matthews
                                                 Chairman of the Board and
                                                 Chief Executive Officer




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